First Quarter of Fiscal 2025

September 30, 2024

PROV NASDAQ LISTED

myprovident.com

PROVIDENT

Provident Financial Holdings, Inc.

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: adverse economic conditions in our local market areas or other markets where we have lending relationships; effects of employment levels, labor shortages, inflation, a recession or slowed economic growth; changes in the interest rate environment, including the increases and decreases in the Board of Governors of the Federal Reserve Board (the "Federal Reserve") benchmark rate and the duration of such levels, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and the Federal Reserve monetary policy; the effects of any Federal government shutdown; credit risks of lending activities, including loan delinquencies, write-offs, changes in our ACL, and provision for credit losses; increased competitive pressures; quality and composition of our securities portfolio and the impact of adverse changes in the securities markets; fluctuations in deposits; secondary market conditions for loans and our ability to sell loans in the secondary market; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; expectations regarding key growth initiatives and strategic priorities; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; results of examinations of us by regulatory authorities, which may the possibility that any such regulatory authority may, among other things, institute a formal or informal enforcement action against us or our bank subsidiary which could require us to increase our ACL, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits or impose additional requirements or restrictions on us, any of which could adversely affect our liquidity and earnings; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; use of estimates in determining the fair value of assets, which may prove incorrect; disruptions or security breaches, or other adverse events, failures or interruptions in or attacks on our information technology systems or on our third-party vendors; staffing fluctuations in response to product demand or corporate implementation strategies; our ability to pay dividends on our common stock; environmental, social and governance goals; effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, civil unrest and other external events; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC"), which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov.

We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2025 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.

Nasdaq GS:	PROV
Share Price:	$14.35
52-Week Range:	$10.16 - $15.40
Shares Outstanding:	6,769,247 shares
Market Capitalization:	$97.1 million
P/E (ttm):	13.17x
Diluted EPS (ttm):	$1.09
Annual Dividend & Yield:	$0.56 (3.90%)

As of September 30, 2024

Franchise Overview



Ontario
Chino
San Bernardino National Forest
Beaumont
Mission Viejo
San Clemente
Menifee
Temecula
Palomar Mountain
Oceanside
Vista
Carlsbad
Valley Center
Warner Springs
Borrego Springs
Anza
Yucca Valley
Morongo Valley
Desert Hot Springs
Sky Valley
Palm Springs
Palm Desert
Indio
Coachella
Sunfair
Twentynine Palms
Wilderness Area
Old Dale
Joshua Tree National Park
Eagle Mountain
Chiriaco Summit
Desert Center
North Shore
Desert Shores
Salton Sea
Salton City
Ocotillo Wells SVRA
Mundo
Niland
Estelle
Sablon
Rice
Vidal
Poston
Midland
Inca
Mesa Verde
Ripley
Palo Verde
Cibola
Paymaster Landing

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- 10th largest deposit market share in Riverside County; 2nd largest deposit market share of community banks

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Developments (sequential quarter)

- ✓ Net Income decreased approximately 3%
- ✓ Pre-Provision, Pre-Tax Income decreased approximately 27%
- ✓ Net Interest Margin increased 10 basis points to 2.84%
- ✓ Net Interest Income increased approximately 2%
- ✓ Non-Interest Income decreased approximately 39%
- ✓ Well controlled Operating Expenses

Net Interest Income



Q1FY25
$8.6
Q4FY24
$8.5
Q3FY24
$8.6
Q2FY24
$8.8
Q1FY24
$9.1
Q4FY23
$9.2
In Millions
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0

Non-Interest Income



$1.5
$1.0
$0.5
In Millions
$1.1
$0.8
$0.9
$0.8
$1.5
$0.9
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Operating Expenses



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
In Millions
$7.6
$6.9
$7.3
$7.2
$7.2
$7.5
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$2.8
$3.0
$2.3
$2.2
$2.7
$2.0
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$2.8
$2.5
$3.0
$2.1
$2.8
$2.7
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Quarterly Net Income



$3.0
$2.0
$1.0
$0.0
In Millions
$1.8
$1.8
$2.1
$1.5
$2.0
$1.9
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Diluted Earnings Per Share



$0.50
$0.25
$0.00
$0.26
$0.25
$0.31
$0.22
$0.28
$0.28
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin



3.50%
3.00%
2.50%
2.00%
2.88%
2.88%
2.78%
2.74%
2.74%
2.84%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Efficiency Ratio



80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
73.37%
69.32%
76.11%
76.20%
72.30%
79.06%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Return on Average Assets



1.00%
0.50%
0.00%
0.55%
0.54%
0.66%
0.47%
0.62%
0.61%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Return on Average Equity



10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.52%
5.40%
6.56%
4.57%
5.96%
5.78%
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Developments (sequential quarter)

- ✓ Loans Held for Investment balance remained virtually unchanged and the yield increased 12 basis points at September 30, 2024
- ✓ Total Deposits balance decreased approximately 3% and the cost decreased two basis points at September 30, 2024
- ✓ Total Borrowings balance increased approximately 5% and the cost decreased 25 basis points at September 30, 2024

Loan to Investment Mix



In Millions
09/30/24
$1,049
$1,175
06/30/24
$1,053
$1,185
03/31/24
$1,066
$1,204
12/31/23
$1,076
$1,220
09/30/23
$1,072
$1,222
06/30/23
$1,078
$1,234
Quarter Ended
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Muti-Family
Single-Family
Commercial Real Estate
$600
$500
$400
$300
$200
$100
$0
In Millions
$519 $522 $522 $517 $518 $524
$461 $457 $459 $457 $445 $436
$91 $88 $89 $83 $83 $81
06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24

Portfolio Loan Originations and Purchases



$100
$80
$60
$40
$20
$0
In Millions
$24 $19 $20 $18 $19 $29
Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/24	Interest Rate	Balance as of 09/30/23	Interest Rate
Single-Family	$ 524,235	4.59%	$ 521,576	4.24%
Multi-Family	435,782	5.46%	457,351	4.86%
Commercial Real Estate	81,169	6.70%	87,954	5.96%
Construction	2,816	8.99%	2,100	9.19%
Other	92	5.25%	104	5.25%
Commercial Business	1,510	10.01%	1,321	10.50%
Consumer	63	18.50%	62	18.50%
Total Loans Held for Investment	$ 1,045,667	5.14%	$ 1,070,468	4.66%
Advance Payments of Escrows	127		125	
Deferred Loan Costs, net	9,168		9,256	
Allowance for Credit Losses	(6,329)		(7,679)	
Total Loans Held for Investment, net	$ 1,048,633		$ 1,072,170	


Other 0%
Construction 0%
Consumer 0%
Commercial Real Estate 8%
Commercial Business 0%
Multi-Family 42%
Single-Family 50%

Loan Composition as of 09/30/24

Balances & Activity

Deposits and Borrowings



$235
$235
$243
$235
$239
$250
$221
$229
$254
$266
$274
$264
$730
$703
$658
$642
$614
$600
In Millions
06/30/23
09/30/23
12/31/23
03/31/24
06/30/24
09/30/24
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 09/30/2024		Rate	At 09/30/2023		Rate
Checking Accounts - Non Interest-Bearing	$	86,458	- %	$	105,944	- %
Checking Accounts - Interest-Bearing		249,271	0.04%		289,743	0.04%
Savings Accounts		237,901	0.20%		275,119	0.09%
Money Market Accounts		26,051	0.42%		31,722	0.36%
Time Deposits		264,183	3.88%		228,603	3.37%
Total Deposits (1)(2)	$	863,864	1.27%	$	931,131	0.88%
Brokered CDs Included in time deposits above	$	129,775	4.95%	$	105,600	5.19%

(1) Includes uninsured deposits of approximately $122.7 million and $146.1 million at September 30, 2024 and 2023, respectively.

(2) The average balance of deposit accounts was approximately $34 thousand at both September 30, 2024 and 2023.

Deposit Composition at 09/30/24



Money Market Accounts
3%
Savings
Accounts
27%
Time Deposits
31%
Checking Accounts -
Interest-Bearing
29%
Checking Accounts -
Non Interest-Bearing
10%

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 09/30/2024		Rate	At 09/30/2023		Rate
Overnight	$	20,000	5.21%	$	-	-
Three Months or Less		30,000	4.97%		40,000	5.60%
Over Three to Six Months		40,000	3.98%		47,500	3.81%
Over Six to Twelve Months		27,500	4.38%		42,500	5.01%
Over One to Two Years		117,000	4.74%		70,000	4.06%
Over Two to Three Years		-	-		20,000	4.72%
Over Three to Four Years		15,000	4.41%		-	-
Over Four to Five Years		-	-		15,009	4.41%
Over Five Years		-	-		-	-
Total Borrowings (1)	$	249,500	4.63%	$	235,009	4.52%

(1) The Bank had approximately $249.2 million and $286.9 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $211.5 million and $185.3 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at September 30, 2024 and 2023, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- ✓ Non-Performing Assets to Total Assets Ratio improved to 0.17% at September 30, 2024 from 0.20% at June 30, 2024 (sequential quarter)
- ✓ $697,000 Recovery of Credit Losses in the quarter ended September 30, 2024
- ✓ No REO
- ✓ Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Thousands
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24
Non-Performing Assets	$1,300	$1,361	$1,750	$2,246	$2,596	$2,106
NPA to Total Assets	0.10%	0.10%	0.13%	0.17%	0.20%	0.17%
ACL to LHI	0.55%	0.72%	0.65%	0.67%	0.67%	0.61%

Provision for (Recovery of) Credit Losses



$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
In Thousands
$(56)
$545
$(720)
$124
$(12)
$(697)
Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25

Non-Performing Asset Composition 09/30/24



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 0%
Multi-Family 0%
Real Estate Owned 0%
Single-Family 100%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
In Thousands
$5,946
$7,679
$7,000
$7,108
$7,065
$6,329
06/30/23
09/30/23
12/31/23
03/31/24
06/30/24
09/30/24

ACL Allocation as of 09/30/24



Commercial Real Estate 1%
Construction 1%
Commercial Business 0%
Multi-Family 8%
Consumer 0%
Other 0%
Single-Family 90%

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At September 30, 2024				At September 30, 2023			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	10	$ 2,106	1	$ 73	6	$ 1,361
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	10	$ 2,106	1	$ 73	6	$ 1,361

Net Charge-Offs (Recoveries)



$1
$0
($1)
($2)
($3)
In Thousands
$(1)
$0
$0
$0
$0
$0
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Loan Category	Inland Empire[1]		Southern California[2]		Other California		Other States		Total	
(Dollars in Thousands)	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 146,388	28%	$ 173,247	33%	$ 204,347	39%	$ 253	0%	$ 524,235	100%
Multi-Family	53,738	12%	254,444	59%	127,600	29%	-	0%	435,782	100%
Commercial Real Estate	13,600	17%	43,854	54%	23,715	29%	-	0%	81,169	100%
Construction	236	8%	1,480	53%	1,100	39%	-	0%	2,816	100%
Other	-	0%	92	100%	-	0%	-	0%	92	100%
Total	$ 213,962	21%	$ 473,117	45%	$ 356,762	34%	$ 253	0%	$ 1,044,094	100%

[1] Comprised of Riverside and San Bernardino counties.
[2] Other than Inland Empire.



Geographic Location 09/30/24
Other States 0%
Other California 34%
Inland Empire (1) 21%
Southern California (2) 45%

(1) Comprised of Riverside and San Bernardino counties.

(2) Other than Inland Empire.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024YTD	TOTAL
Loan Balance (In Thousands)	$30,615	$10,262	$6,733	$8,609	$17,268	$146,983	$203,775	$57,053	$41,843	$523,141
Weighted Avg. LTV (1)	44%	58%	60%	54%	59%	61%	68%	72%	65%	64%
Weighted Avg. Age (In Years)	16.39	7.33	6.30	5.30	4.13	3.22	2.23	1.44	0.27	3.36
Weighted Avg. FICO (2)	734	739	739	754	754	764	766	769	783	764
Number of Loans	157	19	18	15	27	204	300	70	49	859
Geographic Breakdown (%)										
Inland Empire (3)	29%	37%	44%	21%	20%	40%	26%	15%	11%	28%
Southern California (4)	54%	58%	42%	70%	37%	18%	34%	43%	35%	33%
Other California (5)	16%	5%	14%	9%	43%	42%	40%	42%	54%	39%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California

Multi-Family – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024YTD	TOTAL
Loan Balance (In Thousands)	$80,254	$22,236	$25,658	$42,143	$59,775	$85,969	$75,389	$28,819	$15,539	$435,782
Weighted Avg. LTV (1)	39%	39%	47%	43%	48%	47%	45%	36%	38%	43%
W. Avg. Debt Coverage Ratio (2)	1.80x	1.73x	1.40x	1.64x	1.58x	1.77x	1.58x	1.83x	1.70x	1.68x
Weighted Avg. Age (In Years)	10.24	7.30	6.26	5.27	4.32	3.27	2.31	1.29	0.39	4.87
Weighted Avg. FICO (2)	756	753	749	761	760	760	761	758	764	759
Number of Loans	152	44	31	54	66	107	93	36	22	605
Geographic Breakdown (%)										
Inland Empire (3)	15%	18%	15%	12%	17%	14%	7%	0%	10%	12%
Southern California (4)	50%	65%	69%	74%	65%	49%	62%	57%	44%	59%
Other California (5)	35%	17%	16%	14%	18%	37%	31%	43%	46%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California

Commercial RE – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024YTD	TOTAL (6) (7)
Loan Balance (In Thousands)	$13,378	$4,941	$3,965	$7,817	$5,414	$3,984	$23,165	$13,652	$4,853	$81,169
Weighted Avg. LTV (1)	37%	43%	43%	41%	32%	42%	37%	35%	31%	37%
W. Avg. Debt Coverage Ratio (2)	1.85x	1.44x	1.62x	1.38x	2.04x	1.89x	1.70x	1.77x	3.07x	1.80x
Weighted Avg. Age (In Years)	9.71	6.92	6.09	5.17	4.45	3.10	2.24	1.23	0.41	4.14
Weighted Avg. FICO (2)	752	790	757	765	728	767	774	776	771	767
Number of Loans	22	6	7	10	8	5	27	18	7	110
Geographic Breakdown (%)										
Inland Empire (3)	41%	1%	12%	23%	9%	25%	10%	8%	20%	17%
Southern California (4)	37%	75%	79%	46%	51%	39%	55%	61%	61%	54%
Other California (5)	22%	24%	9%	31%	40%	36%	35%	31%	19%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California
(6) Comprised of the following $26.7 million in Office, $16.0 million in Mixed Use ($6.9 million in Office/Retail $4.7 million in Multi-Family/Retail $750 thousand in Multi-Family/Commercial $679 thousand in Multi-Family/Office and $3.0 million in Other Mixed Use), $11.7 million in Warehouse, $11.1 million in Retail, $7.0 million in Medical/Dental Office, $6.9 million in Mobile Home Park, $1.2 million in Restaurant/Fast Food, $577 thousand in Automotive – Non-Gasoline
(7) Consisting of $69.9 million or 86.1% in investment properties and $11.3 million or 13.9% in owner occupied properties

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Bank Capital Ratios

Tier 1 Leverage Ratio



10.20%
10.00%
9.80%
9.60%
9.40%
9.20%
9.00%

	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24
Tier 1 Leverage Ratio	9.59%	9.25%	9.48%	9.70%	10.02%	9.63%

CET1 Ratio



20.00%
19.00%
18.00%
17.00%
16.00%
15.00%

	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24
CET1 Ratio	18.50%	17.91%	18.20%	18.77%	19.29%	18.36%

Tier 1 Risk-Based Capital Ratio



19.50%
19.00%
18.50%
18.00%
17.50%
17.00%

	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24
Tier 1 Risk-Based Capital Ratio	18.50%	17.91%	18.20%	18.77%	19.29%	18.36%

Total Risk-Based Capital Ratio



22.00%
21.00%
20.00%
19.00%
18.00%
17.00%
16.00%
15.00%

	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24
Total Risk-Based Capital Ratio	19.33%	19.06%	19.24%	19.85%	20.38%	19.35%

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- ✓ Strong Capital Ratios
- ✓ 3.90% Cash dividend yield (approximately)
- ✓ Purchased approximately 94,000 shares of common stock in the first quarter of fiscal 2025

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x
12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24
Price/TBV 0.76x 0.74x 0.69x 0.71x 0.68x 0.71x 0.66x 0.75x

Stock Repurchase Plan Activity



Q1FY25 93,641
Q4FY24 48,476
Q3FY24 50,051
Q2FY24 62,710
Q1FY24 36,112
Q4FY23 51,498
- 20,000 40,000 60,000 80,000 100,000
# of shares